Exhibit 10.3

GENTIVA HEALTH SERVICES, INC. 2004 EQUITY INCENTIVE PLAN

FORM OF AMENDMENT & CONSENT TO 2013 AWARDS

This Amendment and Consent (this “Amendment & Consent”) to certain awards granted during 2013 to the undersigned participant (the “Participant”) under the Gentiva Health Services, Inc. 2004 Equity Incentive Plan, amended and restated as of March 16, 2011 and as further amended by Amendments No. 1 and No. 2 thereto (the “Plan”) is made effective September 12, 2013. Except as otherwise provided in this Amendment & Consent, all capitalized terms herein shall have the same meaning as set forth in the Plan.

W I T N E S S E T H:

WHEREAS, Gentiva Health Services, Inc., a Delaware corporation (the “Company”), maintains the Plan, under which the Participant was granted certain awards during 2013 (the “2013 Awards”);

WHEREAS, the Company’s Board of Directors, on September 12, 2013, approved the Gentiva Health Services, Inc. Executive Incentive Compensation Recoupment Policy (the “Recoupment Policy”);

WHEREAS, the Company and the Participant have agreed to amend the 2013 Awards with respect to certain vesting terms and to be subject to the Recoupment Policy; and

WHEREAS, the Company and the Participant have agreed that the 2013 Awards will be amended as set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Participant hereby agree as follows:

1. Stock Options. Stock options granted to the Participant under the Plan as 2013 Awards will not automatically vest upon a Change of Control, but instead will automatically vest upon the Participant’s termination of service without Cause by the Company or by the Participant for Good Reason (as such terms are defined in the change in control agreement by and between the Company and Participant (the “Change in Control Agreement”)) that occurs on or within two years following a Change of Control, and shall remain exercisable for the remainder of their terms notwithstanding such termination of service.

2. Restricted Stock. Restrictions on restricted stock awards granted to the Participant under the Plan as 2013 Awards will not automatically lapse upon a Change of Control, but instead will automatically lapse upon the Participant’s termination of service without Cause by the Company or by the Participant for Good Reason (as such terms are defined in the Change in Control Agreement) that occurs on or within two years following a Change of Control.

3. Performance Cash Awards.

(a) Performance cash awards granted to the Participant under the Plan as 2013 Awards that are subject to performance measures for the fiscal year ending December 31, 2013 (the “One Year Cash Award”) and December 31, 2015 (the “Three Year Cash Award”) will not automatically vest and become payable upon a Change of Control, but instead will automatically vest at “target award level” and become payable upon the Participant’s termination of service without Cause by the Company or by the Participant for Good Reason (as such terms are defined in the Change in Control Agreement) that occurs on or within two years following a Change of Control but prior to the end of the applicable “Performance Period” for such One Year Cash Award and Three Year Cash Award (and the “Performance Period” shall thereafter be deemed to have terminated); provided, that the One Year Cash Award and Three Year Cash Award have not previously been cancelled and forfeited. Any cash compensation to which the Participant becomes entitled pursuant to the preceding sentence will be paid to the Participant in a single lump sum contemporaneously with the Participant’s termination of service but in no event later than thirty (30) days following such termination of service.

(b) For the One Year Cash Award granted to the Participant under the Plan as 2013 Awards: (i) the “Maximum Award” is amended in its entirety to be 240% of the Target Award after all available adjustments and (ii) the “Performance Measures” are amended to be the pre-established fully diluted earnings per share goals for the Company’s fiscal year ending December 31, 2015 (“EPS Performance Measures”), subject to any adjustment based on the Company’s ranking compared to its peer group based on total shareholder return for the three year “Performance Period” beginning January 1, 2013 and ending December 31, 2015 (“Peer Group TSR Ranking”), as set forth in the form Notice and Performance Cash Award attached hereto as Exhibit A.

(c) For the Three Year Cash Award granted to the Participant under the Plan as 2013 Awards: (i) the “Maximum Award” is amended in its entirety to be 240% of the Target Award after all available adjustments and (ii) the “Performance Measures” are amended to be subject to any adjustment based on the Company’s Peer Group TSR Ranking for the three year “Performance Period” beginning January 1, 2013 and ending December 31, 2015, as set forth in the form Notice and Performance Cash Award attached hereto as Exhibit B.

4. The Committee’s ability to fully vest and lapse all restrictions of the 2013 Awards upon a Change of Control or terminate the 2013 Awards in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such 2013 Awards or realization of the Participant’s rights with respect to such 2013 Awards upon a Change of Control shall be limited to only the situation where the successor entity in a Change of Control refuses to assume or substitute the 2013 Awards upon the consummation of such Change of Control.

5. All 2013 Awards granted to the Participant shall be subject to the Recoupment Policy as in effect and amended from time to time.

6. Except as specifically modified in this Amendment & Consent, the 2013 Awards shall be and remain in full force and effect.

7. This Amendment & Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Company and the Participant have executed this Amendment & Consent to evidence their agreement and consent.

GENTIVA HEALTH SERVICES, INC.

By:	Date:
Print Name:
Title:

PARTICIPANT

Date:

[NAME]

EXHIBIT A

GENTIVA HEALTH SERVICES, INC.

AMENDED AND RESTATED 2004 EQUITY INCENTIVE PLAN

NOTICE OF PERFORMANCE CASH AWARD

Name of Award Recipient:	[Name]

Threshold Award:	50% of Target Award

Target Award:	[Amount of Cash Compensation]

Maximum Award:	240% of Target Award (after all available adjustments)

Date of Grant:	February 19, 2013

Performance Period:	January 1, 2013 through December 31, 2015

Performance Measures

The Performance Measures will be (i) the following pre-established fully diluted earnings per share goals for the Fiscal Year ending December 31, 2015 (“EPS Performance Measures”) and (ii) the Company’s ranking compared to its Peer Group (as hereinafter described) based on total shareholder return for the three year Performance Period ending December 31, 2015 (“Peer Group TSR Ranking”).

EPS Performance Measures:

EPS Performance Measures – Fiscal Year Ending December 31, 2015
	Threshold			Target			Maximum
Fully Diluted Earnings Per Share (“EPS”)		50%			100%			200%
	$	[	]	$	[	]	$	[	]

In order for the Award Recipient to earn an award for the Performance Period ending December 31, 2015, the Threshold EPS Performance Measure for the Fiscal Year ending December 31, 2015 must be met or exceeded; and if such Threshold EPS Performance Measure is not met or exceeded, no cash compensation will be earned under this Performance Cash Award for the Performance Period ending December 31, 2015 and the Performance Cash Award will be forfeited in its entirety without payment.

The Threshold and Target performance levels (i.e., 50% and 100%) will be increased on a pro-rata basis for EPS amounts between the Threshold and Target or Target and Maximum levels, respectively, and will be rounded up to the next highest whole dollar (the “Pre-Adjustment Amount”); provided that the Pre-Adjustment Amount shall not exceed 200% of the Target Award specified at the top of this Notice because of such rounding. For example, if the Threshold EPS amount for the Fiscal Year ending December 31, 2015 is $[        ], the Target EPS amount is $[        ] and the actual EPS amount is $[        ] (i.e., between the Threshold and Target performance levels), the EPS Performance Measures performance level for the Fiscal Year ending December 31, 2015 shall be [    ]% ([    ]% + [    ]% [[    ]% X $[        ]/$[        ]]).

Peer Group TSR Ranking:

The Pre-Adjustment Amount will be subject to adjustment depending upon the Company’s ranking as compared to the Peer Group based on total shareholder return (“TSR”) for the three year Performance Period ending December 31, 2015. If the Company achieves a positive TSR and finishes first (or tied for first) as compared to its Peer Group in TSR, then the amount to be paid under this award shall be the Pre-Adjustment Amount multiplied by 120%. If the Company achieves a positive, zero or negative TSR and finishes last (or tied for last) as compared to the Peer Group in TSR, then the amount to be paid under this award shall be the Pre-Adjustment Amount multiplied by 80%. If the Company does not finish first (or tied for first) or last (or tied for last) as compared to the Peer Group as to TSR, then there will be no adjustment to the Pre-Adjustment Amount to be paid under this award.

For purposes of this Performance Cash Award, “total shareholder return” or “TSR” for the three year Performance Period ending December 31, 2015 shall be determined by the Committee in accordance with the terms of the Plan and based on a hypothetical initial purchase of $100 in the Company’s stock and the stock of each company in the Peer Group on the last business day of the Fiscal Year ending December 31, 2012 and with any dividends distributed during the Performance Period hypothetically reinvested in such stock.

The “Peer Group” shall consist of the four publicly-traded companies included as the Company’s peer group as published under the heading “Shareholder Return Performance Graph” in Item 5 of PART II of the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission (“Form 10-K”) for the Fiscal Year ending December 31, 2012. If any company listed in the Peer Group is no longer a publicly-traded company reporting on a Form 10-K or ceases to be included as one of the Peer Group members reported in the Company’s Form 10-K, then such company shall no longer be a member of the Peer Group. If the number of companies in the Peer Group is two or less by the end of the Performance Period due to the events described in the foregoing sentence, then no adjustment to the award shall be made based on the Company’s Peer Group TSR Ranking, unless the Committee, in its sole discretion, determines that the addition of one or more companies to the Peer Group is advisable to preserve the intent of this award, in which case, such additional company or companies shall be selected from among the publicly-traded companies listed as part of the Company’s peer group as published in the Company’s Form 10-K that is filed with the U.S. Securities and Exchange Commission for Fiscal Years ending December 31, 2013, 2014 and/or 2015.

Adjustments to EPS Performance Measures

For purposes of the Performance Cash Award and this Notice, in determining the extent to which, if any, the EPS Performance Measures are met, the Committee shall exclude the impact of charges for restructurings, discontinued operations (including dispositions and other divestitures), legal settlements, acquisition and integration costs, net income from noncontrolling interests, the tax impact of items excluded from income, extraordinary items and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles as identified in the Company’s financial statements, notes to the financial statements or management’s discussion and analysis. The EPS Performance Measures were established based on the “Medicare Reimbursement Rates” in effect on January 1, 2013 being reduced by the effects of sequestration effective March 1, 2013 and remaining unchanged for the balance of the Performance Period. To the extent such Medicare Reimbursement Rates are changed by law, regulation or other governmental action, the Committee shall adjust the EPS Performance Measures for the Fiscal Year ending December 31, 2015 accordingly to reflect the expected Medicare Reimbursement Rates for the remaining portion of the Performance Period. The Committee shall not exclude the impact of acquisitions or any other business combinations or net gain on sale of assets during the Performance Period, or any other events not expressly referenced herein. Adjustments outlined above are subject to the approval of the Committee, unless doing so would cause the compensation to not meet the requirements of Code Section 162(m).

EXHIBIT B

GENTIVA HEALTH SERVICES, INC.

AMENDED AND RESTATED 2004 EQUITY INCENTIVE PLAN

NOTICE OF PERFORMANCE CASH AWARD

Name of Award Recipient:	[Name]

Threshold Award:	50% of Target Award

Target Award:	[Amount of Cash Compensation]

Maximum Award:	240% of Target Award (after all available adjustments)

Date of Grant:	February 19, 2013

Performance Period:	January 1, 2013 through December 31, 2015

Performance Measures

The Performance Measures will be (i) the following pre-established fully diluted earnings per share goals for the Fiscal Year ending December 31, 2015 (“EPS Performance Measures”) and (ii) the Company’s ranking compared to its Peer Group (as hereinafter described) based on total shareholder return for the three year Performance Period ending December 31, 2015 (“Peer Group TSR Ranking”).

EPS Performance Measures:

EPS Performance Measures – Fiscal Year Ending December 31, 2015
	Threshold			Target			Maximum
Fully Diluted Earnings Per Share (“EPS”)		50%			100%			200%
	$	[	]	$	[	]	$	[	]

In order for the Award Recipient to earn an award for the Performance Period ending December 31, 2015, the Threshold EPS Performance Measure for the Fiscal Year ending December 31, 2015 must be met or exceeded; and if such Threshold EPS Performance Measure is not met or exceeded, no cash compensation will be earned under this Performance Cash Award for the Performance Period ending December 31, 2015 and the Performance Cash Award will be forfeited in its entirety without payment.

The Threshold and Target performance levels (i.e., 50% and 100%) will be increased on a pro-rata basis for EPS amounts between the Threshold and Target or Target and Maximum levels, respectively, and will be rounded up to the next highest whole dollar (the “Pre-Adjustment Amount”); provided that the Pre-Adjustment Amount shall not exceed 200% of the Target Award specified at the top of this Notice because of such rounding. For example, if the Threshold EPS amount for the Fiscal Year ending December 31, 2015 is $[            ], the Target EPS amount is $[        ] and the actual EPS amount is $[        ] (i.e., between the Threshold and Target performance levels), the EPS Performance Measures performance level for the Fiscal Year ending December 31, 2015 shall be [    ]% ([    ]% + [    ]% [[    ]% X $[        ]/$[        ]]).

Peer Group TSR Ranking:

The Pre-Adjustment Amount will be subject to adjustment depending upon the Company’s ranking as compared to the Peer Group based on total shareholder return (“TSR”) for the three year Performance Period ending December 31, 2015. If the Company achieves a positive TSR and finishes first (or tied for first) as compared to its Peer Group in TSR, then the amount to be paid under this award shall be the Pre-Adjustment Amount multiplied by 120%. If the Company achieves a positive, zero or negative TSR and finishes last (or tied for last) as compared to the Peer Group in TSR, then the amount to be paid under this award shall be the Pre-Adjustment Amount multiplied by 80%. If the Company does not finish first (or tied for first) or last (or tied for last) as compared to the Peer Group as to TSR, then there will be no adjustment to the Pre-Adjustment Amount to be paid under this award.

For purposes of this Performance Cash Award, “total shareholder return” or “TSR” for the three year Performance Period ending December 31, 2015 shall be determined by the Committee in accordance with the terms of the Plan and based on a hypothetical initial purchase of $100 in the Company’s stock and the stock of each company in the Peer Group on the last business day of the Fiscal Year ending December 31, 2012 and with any dividends distributed during the Performance Period hypothetically reinvested in such stock.

The “Peer Group” shall consist of the four publicly-traded companies included as the Company’s peer group as published under the heading “Shareholder Return Performance Graph” in Item 5 of PART II of the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission (“Form 10-K”) for the Fiscal Year ending December 31, 2012. If any company listed in the Peer Group is no longer a publicly-traded company reporting on a Form 10-K or ceases to be included as one of the Peer Group members reported in the Company’s Form 10-K, then such company shall no longer be a member of the Peer Group. If the number of companies in the Peer Group is two or less by the end of the Performance Period due to the events described in the foregoing sentence, then no adjustment to the award shall be made based on the Company’s Peer Group TSR Ranking, unless the Committee, in its sole discretion, determines that the addition of one or more companies to the Peer Group is advisable to preserve the intent of this award, in which case, such additional company or companies shall be selected from among the publicly-traded companies listed as part of the Company’s peer group as published in the Company’s Form 10-K that is filed with the U.S. Securities and Exchange Commission for Fiscal Years ending December 31, 2013, 2014 and/or 2015.

Adjustments to EPS Performance Measures

For purposes of the Performance Cash Award and this Notice, in determining the extent to which, if any, the EPS Performance Measures are met, the Committee shall exclude the impact of charges for restructurings, discontinued operations (including dispositions and other divestitures), legal settlements, acquisition and integration costs, net income from noncontrolling interests, the tax impact of items excluded from income, extraordinary items and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles as identified in the Company’s financial statements, notes to the financial statements or management’s discussion and analysis. The EPS Performance Measures were established based on the “Medicare Reimbursement Rates” in effect on January 1, 2013 being reduced by the effects of sequestration effective March 1, 2013 and remaining unchanged for the balance of the Performance Period. To the extent such Medicare Reimbursement Rates are changed by law, regulation or other governmental action, the Committee shall adjust the EPS Performance Measures for the Fiscal Year ending December 31, 2015 accordingly to reflect the expected Medicare Reimbursement Rates for the remaining portion of the Performance Period. The Committee shall not exclude the impact of acquisitions or any other business combinations or net gain on sale of assets during the Performance Period, or any other events not expressly referenced herein. Adjustments outlined above are subject to the approval of the Committee, unless doing so would cause the compensation to not meet the requirements of Code Section 162(m).